Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events [Text Block]
(13)       Subsequent Events.

As of January 9, 2016, the Trust subscribed to invest into the “OASIS Degraves Capital Mgmt Series” (managed by Degraves Capital Mgmt PTY).  The amount allocated to OASIS Degraves Capital Mgmt Series was $333,333.

As of February 1, 2016, the Trust redeemed out of the “OASIS Centurion Investment Mgmt Series” (managed by CIM) and after month-end reallocation subscribed to allocate those funds to the cash investment account at Wells to be managed by RJOIM.  The amount redeemed out of the OASIS Centurion Investment Mgmt Series was $980,410 and the amount allocated to Wells was $980,410 after the month-end reallocation.

The Trust expects to pay annual expenses of approximately 7.19% (for Class C units) to 11.96% (for Class D units) after taking into account estimated interest income of its average month-end assets.